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                                                                   EXHIBIT 99(A)

                                   SCHEDULE I

         The following documents relating to one Boeing 737-832 aircraft bearing United States registration number N376DA (hereinafter collectively referred to as the "N376DA Documents") have been provided in this filing: (a) Participation Agreement (N376DA), dated as of November 16, 2000, among Delta Air Lines, Inc. (the "Company"), State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of four Pass Through Trust Agreements (the "Pass Through Trustee"), State Street Bank and Trust Company of Connecticut, as Subordination Agent under the Intercreditor Agreement (the "Subordination Agent"), State Street Bank and Trust Company of Connecticut, National Association, as loan trustee (the "Loan Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein ("State Street"); and (b) Indenture and Security Agreement (N376DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

         The corresponding documents listed below are substantially identical in all material respects to the N376DA Documents, with the following exceptions:
(1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N377DA, N378DA, N379DA, etc.), the appropriate model of each aircraft (i.e., 737-832, 757-232, 767-332ER) and the appropriate manufacturer's serial number of each aircraft; (2) the description and original principal amount of the equipment notes set forth on Schedule I to each Participation Agreement differ; (2) the dollar amount set forth on Exhibit C to each Indenture and Security Agreement differs according to the model of each aircraft; (3) conforming changes have been made to reflect the appropriate engines relating to each aircraft (i.e., CFM International, Inc. CFM56-7B26, United Technologies Corporation PW2037, General Electric Company CF6-80C2B6F); and (4) the definitions set forth in Annex A to each Participation Agreement and Indenture and Security Agreement differ.

(1)(a) Participation Agreement (N377DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(1)(b) Indenture and Security Agreement (N377DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(2)(a) Participation Agreement (N378DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(2)(b) Indenture and Security Agreement (N378DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

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(3)(a)        Participation Agreement (N379DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(3)(b) Indenture and Security Agreement (N379DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(4)(a) Participation Agreement (N380DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(4)(b) Indenture and Security Agreement (N380DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(5)(a) Participation Agreement (N381DN), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(5)(b) Indenture and Security Agreement (N381DN), dated as of November 16, 2000, between the Company and the Loan Trustee.

(6)(a) Participation Agreement (N382DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(6)(b) Indenture and Security Agreement (N382DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(7)(a) Participation Agreement (N383DN), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(7)(b) Indenture and Security Agreement (N383DN), dated as of November 16, 2000, between the Company and the Loan Trustee.

(8)(a) Participation Agreement (N384DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(8)(b)        Indenture and Security Agreement (N384DA), dated as of November
              16, 2000,


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              between the Company and the Loan Trustee.

(9)(a) Participation Agreement (N385DN), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(9)(b) Indenture and Security Agreement (N385DN), dated as of November 16, 2000, between the Company and the Loan Trustee.

(10)(a) Participation Agreement (N386DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(10)(b) Indenture and Security Agreement (N386DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(11)(a) Participation Agreement (N387DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(11)(b) Indenture and Security Agreement (N387DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(12)(a) Participation Agreement (N388DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(12)(b) Indenture and Security Agreement (N388DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(13)(a) Participation Agreement (N389DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(13)(b) Indenture and Security Agreement (N389DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(14)(a) Participation Agreement (N390DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.


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(14)(b)       Indenture and Security Agreement (N390DA), dated as of November
              16, 2000, between the Company and the Loan Trustee.

(15)(a) Participation Agreement (N391DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(15)(b) Indenture and Security Agreement (N391DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(16)(a) Participation Agreement (N392DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(16)(b) Indenture and Security Agreement (N392DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(17)(a) Participation Agreement (N393DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(17)(b) Indenture and Security Agreement (N393DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(18)(a) Participation Agreement (N394DA), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(18)(b) Indenture and Security Agreement (N394DA), dated as of November 16, 2000, between the Company and the Loan Trustee.

(19)(a) Participation Agreement (N395DN), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(19)(b) Indenture and Security Agreement (N395DN), dated as of November 16, 2000, between the Company and the Loan Trustee.

(20)(a) Participation Agreement (N696DL), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank


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              and Trust Company of Connecticut, National Association, as
              loan trustee, and State Street Bank.

(20)(b) Indenture and Security Agreement (N696DL), dated as of November 16, 2000, between the Company and the Loan Trustee.

(21)(a) Participation Agreement (N697DL), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(21)(b) Indenture and Security Agreement (N697DL), dated as of November 16, 2000, between the Company and the Loan Trustee.

(22)(a) Participation Agreement (N698DL), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(22)(b) Indenture and Security Agreement (N698DL), dated as of November 16, 2000, between the Company and the Loan Trustee.

(23)(a) Participation Agreement (N699DL), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(23)(b) Indenture and Security Agreement (N699DL), dated as of November 16, 2000, between the Company and the Loan Trustee.

(24)(a) Participation Agreement (N6700), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(24)(b) Indenture and Security Agreement (N6700), dated as of November 16, 2000, between the Company and the Loan Trustee.

(25)(a) Participation Agreement (N6701), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(25)(b) Indenture and Security Agreement (N6701), dated as of November 16, 2000, between the Company and the Loan Trustee.



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(26)(a)       Participation Agreement (N6702), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(26)(b) Indenture and Security Agreement (N6702), dated as of November 16, 2000, between the Company and the Loan Trustee.

(27)(a) Participation Agreement (N6703D), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(27)(b) Indenture and Security Agreement (N6703D), dated as of November 16, 2000, between the Company and the Loan Trustee.

(28)(a) Participation Agreement (N6704Z), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(28)(b) Indenture and Security Agreement (N6704Z), dated as of November 16, 2000, between the Company and the Loan Trustee.

(29)(a) Participation Agreement (N6705Y), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(29)(b) Indenture and Security Agreement (N6705Y), dated as of November 16, 2000, between the Company and the Loan Trustee.

(30)(a) Participation Agreement (N6706Q), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(30)(b) Indenture and Security Agreement (N6706Q), dated as of November 16, 2000, between the Company and the Loan Trustee.

(31)(a) Participation Agreement (N6707A), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(31)(b)       Indenture and Security Agreement (N6707A), dated as of November
              16, 2000,


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              between the Company and the Loan Trustee.

(32)(a) Participation Agreement (N6708D), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(32)(b) Indenture and Security Agreement (N6708D), dated as of November 16, 2000, between the Company and the Loan Trustee.

(33)(a) Participation Agreement (N6709), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(33)(b) Indenture and Security Agreement (N6709), dated as of November 16, 2000, between the Company and the Loan Trustee.

(34)(a) Participation Agreement (N6710E), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(34)(b) Indenture and Security Agreement (N6710E), dated as of November 16, 2000, between the Company and the Loan Trustee.

(35)(a) Participation Agreement (N6711M), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(35)(b) Indenture and Security Agreement (N6711M), dated as of November 16, 2000, between the Company and the Loan Trustee.

(36)(a) Participation Agreement (N6712B), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(36)(b) Indenture and Security Agreement (N6712B), dated as of November 16, 2000, between the Company and the Loan Trustee.

(37)(a) Participation Agreement (N6713Y), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.


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(37)(b)       Indenture and Security Agreement (N6713Y), dated as of November
              16, 2000, between the Company and the Loan Trustee.

(38)(a) Participation Agreement (N1602), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(38)(b) Indenture and Security Agreement (N1602), dated as of November 16, 2000, between the Company and the Loan Trustee.

(39)(a) Participation Agreement (N1603), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(39)(b) Indenture and Security Agreement (N1603), dated as of November 16, 2000, between the Company and the Loan Trustee.

(40)(a) Participation Agreement (N1604R), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(40)(b) Indenture and Security Agreement (N1604R), dated as of November 16, 2000, between the Company and the Loan Trustee.

(41)(a) Participation Agreement (N1605), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(41)(b) Indenture and Security Agreement (N1605), dated as of November 16, 2000, between the Company and the Loan Trustee.

(42)(a) Participation Agreement (N16065), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(42)(b) Indenture and Security Agreement (N16065), dated as of November 16, 2000, between the Company and the Loan Trustee.

(43)(a) Participation Agreement (N1607B), dated as of November 16, 2000, among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank


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              and Trust Company of Connecticut, National Association, as loan trustee, and State Street Bank.

(43)(b) Indenture and Security Agreement (N1607B), dated as of November 16, 2000, between the Company and the Loan Trustee.


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